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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                   May 5, 2000
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                Date of Report (Date of Earliest event reported):

          Envision Development Corporation (f/n/a perfumania.com, inc.)

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             (Exact name of registrant as specified in its charter)

   Florida                          001-15311                  65-0981457
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   State of                        Commission File            IRS Employer
Incorporation                          Number              Identification No.

               4 Mount Royal Avenue, Marlboro, Massachusetts 01752
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                     Address of principal executive offices

                                 (508) 481-8303
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               Registrant's telephone number, including area code

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          (Former name or former address, if changed since last report)



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Item 2.     Acquisition or Disposition of Assets.

            In May 5, 2000, the Board of Directors of Envision Development Corporation ("Envision" or the "Corporation") approved an Agreement and Plan of Merger ("Agreement") with LiQ Inc. ("LiQ"), a Delaware corporation. Envision issued 640,000 shares of its common stock in exchange for all of the issued and outstanding shares of LiQ. The transaction will be accounted for as a purchase. LiQ integrates voice-enabled communications via VoIP, document sharing, and co-browsing over the Internet or corporate intranets. The LiQ IsoSpace platform enables live, Web-based communications, transactions, and real-time knowledge exchange. LiQ reported net losses of $1,125,300 for the period from February 4, 1999 through January 31, 2000.

            A copy of the Agreement is included herein as Exhibit 2.1 and a copy of the press release with respect to the transaction is included herein as
Exhibit 99.1. The Agreement and press release are incorporated herein by reference into this Item 2 and the foregoing description of such transaction is qualified in its entirety by reference to such exhibits.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Businesses Acquired

            In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from May 5, 2000.

            (b) Pro Forma Financial Information

            In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from May 5, 2000.

            (c) Exhibits

            EXHIBIT NO.  DESCRIPTION
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              2.1        Agreement and Plan of Merger, dated as of May 5, 2000,
                         among Envision Development Corporation, LiQ Acquisition Sub, Inc., LiQ, Inc. and Syed Abbas Ali Shah.*

              99.1       Press Release, dated May 9, 2000.

* Exhibits and Schedules to the Agreement and Plan of Merger have been omitted. Registrant agrees to provide Exhibits and Schedules to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 22nd day of May, 2000.

            ENVISION DEVELOPMENT CORPORATION

            By: /s/ MICHAEL E. AMIDEO
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            Michael E. Amideo
            Chief Financial Officer